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                         CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2003-5




Section 7.3 Indenture                       Distribution Date:       12/15/2004
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(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                      1,547,000.00
             Class B Note Interest Requirement                        141,166.67
             Class C Note Interest Requirement                        225,750.00
                       Total                                        1,913,916.67

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                         1.84167
               Class B Note Interest Requirement                         2.01667
               Class C Note Interest Requirement                         2.50833

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                        840,000,000
               Class B Note Principal Balance                         70,000,000
               Class C Note Principal Balance                         90,000,000

(iv)    Amount on deposit in Owner Trust Spread Account            10,000,000.00

(v)     Required Owner Trust Spread Account Amount                 10,000,000.00



                                                 By:
                                                           --------------------

                                                 Name:     Patricia M. Garvey
                                                 Title:    Vice President


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